UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23217

City National Rochdale Select Strategies Fund

(Exact name of registrant as specified in charter)

400 Park Avenue

New York, New York 10022

(Address of principal executive offices) (Zip code)

Christina Weber

RBC Rochdale, LLC

400 Park Avenue

New York, New York 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-889-0799

Date of fiscal year end: January 31, 2026

Date of reporting period: January 31, 2026

Item 1. Reports to Stockholders.

(a) A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND

2026 ANNUAL REPORT

JANUARY 31, 2026

This report and the financial statements contained herein are provided for the general information of the shareholders of the City National Rochdale Select Strategies Fund. This report is not authorized for distribution to prospective investors in City National Rochdale Select Strategies Fund unless preceded or accompanied by an effective prospectus. Please remember that past performance is no guarantee of future results.

Shares of the City National Rochdale Select Strategies Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

TABLE OF CONTENTS

City National Rochdale Select Strategies Fund Annual Report

2	Letter to Our Shareholders
3	Investment Adviser’s Report
5	Fund Overview
6	Schedule of Investments
8	Summary of Segregated Accounts
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statements of Changes in Net Assets
13	Statement of Cash Flows
14	Financial Highlights
15	Notes to Financial Statements
28	Report of Independent Registered Public Accounting Firm
29	Trustees and Officers
32	Notice to Shareholders
33	Disclosure of Fund Expenses

The Fund files its complete schedule of investments with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT within 60 days after the end of the period. The Fund’s Form N-PORT report is available on the SEC’s website at https://www.sec.gov. The most current Form N-PORT filing is available on the Fund’s website at www.citynationalrochdalefunds.com and without charge, upon request, by calling 1-888-889-0799.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the Fund’s portfolio securities is available, and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-889-0799, (2) on the Fund’s website at www.citynationalrochdalefunds.com, and (3) on the SEC’s website at https://www.sec.gov.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 1

letter to our shareholders (Unaudited)
January 31, 2026

Dear Shareholders,

This annual reports covers the one-year period ended January 31, 2026.

For the 12 months ended January 31, 2026, the Fund performed in line with expectations and returned +11.27%, outperforming the ICE BofAML 3-Month U.S. Treasury Bill Index (+4.09%), but underperforming the Swiss Re Cat Bond Total Return Index (+13.15%).

This year’s performance was the Fund’s eighth consecutive year generating positive, fundamentally non-correlated returns. The 2025 portfolio was defensively positioned in anticipation of an active Atlantic hurricane season. This was largely accomplished through structural customization and concerted efforts to minimize portfolio exposure to “non-peak” perils (such as wildfires or severe convective storms (“SCS”)).

Total global insured losses for 2025 are estimated to be $127 billion, 3% lower than the decadal average ($131 billion) and 14% lower than the five-year average ($148 billion). The lower losses were largely a result of the lower frequency of high-cost events, with only 13 U.S. industry insured loss events this year that equaled or exceeded $1 billion, compared to 18 in 2024 and 21 in 2023. In addition, despite slightly above average Atlantic hurricane activity, favorable steering conditions prevented any U.S. hurricane landfalls for the first time since 2015. Though lower than recent years, 2025 is now the sixth consecutive year with insured losses exceeding $100 billion.

This year exemplifies the rising impact of frequency perils, with SCS and wildfires making up more than 80% of global insured losses. SCS insured losses totaled $61 billion, which is the third highest on record, and wildfire losses totaled $42 billion, which is over ten times the decadal average. We expect to see both the losses from once “non-peak” perils and the consequent demand for protection continue to rise as exposure growth and climate conditions lead to more property at risk and higher replacement costs for that property.

The Fund’s portfolio construction process for 2026 is now well underway, and we are focused on diversification and capital-efficient opportunities in the industry loss warranty (“ILW”) and catastrophe bond (“Cat Bond”) markets, where we believe risk-adjusted returns are most attractive.

We are excited for the opportunity to further capitalize and source attractive opportunities for our shareholders in the coming months. As always, we thank you for your trust and confidence in our abilities to continue to serve you well through your investments in the City National Rochdale Select Strategies Fund.

Sincerely,

Gregg Giaquinto
President, RBC Rochdale

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 2

investment adviser’s report (Unaudited)
January 31, 2026
City National Rochdale Select Strategies Fund

For the one-year period through January 31, 2026, the Fund posted a return of +11.27%, underperforming the Swiss Re Cat Bond Total Return Index return of +13.15%, but outperforming the ICE BofAML 3-Month U.S. Treasury Bill Index return of +4.09%. The Fund’s performance can be attributed to the seasonality of the Fund, leading to greater returns in the second half the year (with deal sourcing occurring in the first half), as well as the defensive positioning of the portfolio (in anticipation of an active Atlantic hurricane season). In terms of detractors of performance for the year, the Fund had a lower weighting in Cat Bonds, where prices and issuance have been strong (as evidenced by the outperformance of the Swiss Re Cat Bond Index).

In terms of expectations for the coming year, demand for 2026 protection has been significantly elevated in the ILW market in the lead up to the January renewal period. Cat Bond primary issuance has also broken records for the third year in a row, as robust new issuance is expected to continue in 2026, further deepening and diversifying the opportunity set. With that said, strong demand for protection across both segments of the market is expected to moderate recent price softening. Particularly elevated ILW issuance has allowed for the preservation of favorable structural improvements on negotiated contracts.

This information must be preceded or accompanied by a current prospectus. Please read the prospectus carefully before investing.

This material represents the investment adviser’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. These views are as of the date of this report and subject to change based on market conditions. Performance data quoted represents past performance and does not guarantee similar future results.

The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-888-889-0799.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Swiss Re Cat Bond Total Return Index is designed to reflect the returns of the catastrophe bond market.

The ICE BofAML 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month.

Investing involves risk, including loss of principal. As with any investment strategy, there is no guarantee that the Fund’s investment objective will be met and investors may lose money. Investing in international markets carries risks such as currency fluctuation, regulatory risks, and economic and political instability. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. The Fund may invest in floating rate loans and similar instruments which may be illiquid or less liquid than other investments. The value of any collateral can decline or be insufficient to meet the issuer’s obligations. The Fund is non-diversified.

Alternative investments are speculative, entail substantial risks, offer limited or no liquidity and are not suitable for all investors. The Fund is an interval fund, which is a type of closed-end fund with shares that do not trade on the secondary market. Instead the Fund periodically offers to buy back a percentage of outstanding shares at net asset value (“NAV”).

The Fund’s shares have no history of public trading and the Fund does not currently intend to list its shares for trading on any national securities exchange. There currently is no secondary market for the Fund’s shares and the Fund expects that no secondary market will develop. The shares are, therefore, not readily marketable. Even if such a market were to develop, shares of closed-end funds frequently trade at prices lower than their NAVs. Even though the Fund will make quarterly repurchase offers to repurchase a portion

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 3

investment adviser’s report (Unaudited)
January 31, 2026
City National Rochdale Select Strategies Fund (concluded)

of the shares to provide some liquidity to shareholders, you should consider the shares to be an illiquid investment. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. The amount of distributions that the Fund may pay, if any, is uncertain.

The principal risk of an investment in insurance and reinsurance instruments is that a triggering event will occur and the Fund will lose all or a significant portion of the accrued interest and/or principal it has invested in the investment, and an investor will lose money. If multiple triggering events occur that impact a significant portion of the portfolio, the Fund could suffer substantial losses. There is no way to accurately predict whether a triggering event will occur and, because of this significant uncertainty, insurance and reinsurance investments carry a high degree of risk.

The size of the insurance-linked securities (“ILS”) market may change over time, which may limit the availability of ILS for investment. The Fund is subject to the risk that one or more of the securities in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability, lack of a liquid secondary market or human error.

Concentrating assets in a particular industry, sector of the economy, or markets can increase volatility because the investment will be more susceptible to the impact of market, economic, regulatory, and other factors affecting that industry or sector compared with a more broadly diversified asset allocation.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 4

fund overview (Unaudited)
January 31, 2026
City National Rochdale Select Strategies Fund

The Fund seeks to provide total return consisting of income and capital appreciation.

Comparison of Change in the Value of a $1,000,000 Investment in the City National Rochdale Select Strategies Fund, Class 1, versus the ICE BofAML 3-Month U.S. Treasury Bill Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.
The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.
AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	One Year Return	Three Year Return	Five Year Return	Since Inception
Class 1 (1)	CNRLX	11.27%	12.86%	8.99%	7.03%
ICE BofAML 3-Month U.S. Treasury Bill Index	n/a	4.09%	4.80%	3.23%	2.51%

(1)	Commenced operations on July 27, 2017.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 5

schedule of investments
January 31, 2026
City National Rochdale Select Strategies Fund

Description	Cost (000)	Value (000)
Structured Investments Equity-Linked Notes *†‡(A)[93.5%]
Earthquake [3.1%]
Delancey Segregated Account	$4,927	$7,278

Efficiency [41.9%]
Broadway Segregated Account	24,169	49,481
Hollywood Segregated Account	26,189	48,820

Total Efficiency		98,301

Frequency [13.8%]
Atlantic Segregated Account	4,713	7,981
Jay Segregated Account	2,557	4,726
Ocean Segregated Account	3,946	7,822
Park Segregated Account	4,549	7,569
Sunset Segregated Account	2,127	4,338

Total Frequency		32,436

Multi-Peril [9.1%]
Carmelia Segregated Account	4,815	8,049
Nassau Segregated Account	3,462	7,557
Venice Segregated Account	2,871	5,925

Total Multi-Peril		21,531

Non-Florida [2.8%]
Lexington Segregated Account	3,606	6,530

Opportunistic [5.4%]
Elevado Segregated Account	4,031	7,429
Trinity Segregated Account	2,520	5,021

Total Opportunistic		12,450

Wind [17.4%]
Fulton Segregated Account	3,454	5,682
Glendale Segregated Account	4,662	8,158
King Segregated Account	4,837	7,779
Madison Segregated Account	4,298	8,128
Rodeo Segregated Account	2,151	4,624
Wilshire Segregated Account	3,947	6,329

Total Wind		40,700

Total Structured Investments Equity-Linked Notes
(Cost $117,831)		219,226

Total Investments [93.5%]
(Cost $117,831)		$219,226

Percentages are based on net assets of $234,511 (000).

*	Non-income producing securities.

†	Securities considered illiquid. The total value of such securities as of January 31, 2026, was $219,226 (000) and represented 93.5% of the net assets of the Fund.

‡

Securities considered restricted. The total value of such securities as of January 31, 2026, was $219,226 (000) and represented 93.5% of the net assets of the Fund. For each restricted security there are various acquisition dates. It is the Fund’s intent to continue to periodically invest in restricted securities.

(A)	Level 3 security in accordance with the fair value hierarchy.

As of January 31, 2026, structured investments in equity-linked notes with a fair value of $219,226 (000) were valued using the Special Purpose Entities’ Net Asset Values.

The following is a summary of the inputs used as of January 31, 2026, when valuing the Fund’s investments (000):

Investment in Securities	Level 1	Level 2	Level 3	Total
Equity-Linked Securities	$—	$—	$219,226	$219,226
Total Investments in Securities	$—	$—	$219,226	$219,226

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value as of January 31, 2026:

Equity- Linked Notes (000)
Beginning balance as of February 1, 2025	$213,696
Transfers into Level 3	—
Transfers out of Level 3	—
Net purchases	—
Net sales	(21,500)
Realized Gain	9,430
Change in unrealized appreciation	17,600
Ending balance as of January 31, 2026	$219,226
Net change in unrealized appreciation attributable to Level 3 securities held at January 31, 2026	$17,600

Unobservable inputs included estimates of losses from severe weather events. Significant decreases/increases in losses related to severe weather or other natural or non-natural catastrophes in isolation would result in a significantly higher/lower fair value measurement.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 6

schedule of investments
January 31, 2026
City National Rochdale Select Strategies Fund (continued)

Asset Allocation (% of Investments)
Earthquake	3.32%
Efficiency	44.84%
Frequency	14.80%
Multi-Peril	9.82%
Non-Florida	2.98%
Opportunistic	5.68%
Wind	18.56%
100.00%

Illiquid/Restricted Securities

Description	Acquisition Date Range	Cost (000)	Value (000)
Delancey Segregated Account	8/2/2017 - 5/10/2023	$4,927	$7,278
Broadway Segregated Account	8/2/2017 - 5/23/2022	24,169	49,481
Hollywood Segregated Account	8/2/2017 - 5/10/2023	26,189	48,820
Atlantic Segregated Account	8/2/2017 - 8/11/2021	4,713	7,981
Jay Segregated Account	8/2/2017 - 5/10/2023	2,557	4,726
Ocean Segregated Account	8/2/2017 - 8/11/2021	3,946	7,822
Park Segregated Account	8/2/2017 - 8/11/2021	4,549	7,569
Sunset Segregated Account	8/2/2017 - 5/23/2022	2,127	4,338
Carmelia Segregated Account	8/2/2017 - 5/10/2023	4,815	8,049
Nassau Segregated Account	8/2/2017 - 8/11/2021	3,462	7,557
Venice Segregated Account	8/2/2017 - 5/10/2023	2,871	5,925
Lexington Segregated Account	8/2/2017 - 8/11/2021	3,606	6,530
Elevado Segregated Account	8/2/2017 - 8/11/2021	4,031	7,429
Trinity Segregated Account	8/2/2017 - 5/23/2022	2,520	5,021
Fulton Segregated Account	8/2/2017 - 8/11/2021	3,454	5,682
Glendale Segregated Account	8/2/2017 - 5/10/2023	4,662	8,158
King Segregated Account	8/2/2017 - 8/11/2021	4,837	7,779
Madison Segregated Account	8/2/2017 - 5/10/2023	4,298	8,128
Rodeo Segregated Account	8/2/2017 - 5/23/2022	2,151	4,624
Wilshire Segregated Account	8/2/2017 - 8/11/2021	3,947	6,329
		$117,831	$219,226

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 7

summary of segregated accounts (Unaudited)
January 31, 2026
City National Rochdale Select Strategies Fund (continued)

A summary of the Segregated Accounts that the Fund holds in the NB Reinsurance, Ltd. (“NB RE, Ltd.”) Portfolio is as follows:

Description	Status	Maturity Range	Market Value of NB RE, Ltd. (000)*
Earthquake
Delancey			$106,724
United States
7 Contracts (6 Cat Bonds)	Live	3/2026 - 7/2030
28 Contracts (10 Cat Bonds)	Matured	8/2017 - 1/2026

Efficiency
Broadway			676,587
North America, Europe, Australia, Japan
44 Contracts (2 Cat Bonds)	Live	2/2026 - 1/2029
486 Contracts (28 Cat Bonds)	Matured	12/2017 - 12/2025
Hollywood			720,486
North America, Europe, Australia
45 Contracts (4 Cat Bonds)	Live	2/2026 - 1/2029
498 Contracts (32 Cat Bonds)	Matured	12/2017 - 12/2025

Frequency
Atlantic			121,828
United States
7 Contracts (6 Cat Bonds)	Live	4/2026 - 1/2030
21 Contracts (4 Cat Bonds)	Matured	12/2017 - 1/2026
Jay			65,929
United States
6 Contracts (5 Cat Bonds)	Live	4/2026 - 1/2029
16 Contracts (6 Cat Bonds)	Matured	4/2018 - 12/2025
Ocean			106,894
North America
7 Contracts (6 Cat Bonds)	Live	2/2026 - 7/2029
31 Contracts (7 Cat Bonds)	Matured	9/2017 - 12/2025
Park			104,400
North America
3 Contracts (2 Cat Bonds)	Live	5/2026 - 1/2028
33 Contracts (8 Cat Bonds)	Matured	12/2017 - 6/2025
Sunset			$59,048
United States
6 Contracts (5 Cat Bonds)	Live	3/2026 - 9/2028
30 Contracts (13 Cat Bonds)	Matured	12/2018 - 12/2025

Multi-Peril
Carmelia			123,311
United States, Japan, Europe, Australia, New Zealand
6 Contracts (5 Cat Bonds)	Live	5/2026 - 7/2030
16 Contracts (4 Cat Bonds)	Matured	12/2017 - 6/2025
Nassau			105,750
United States
5 Contracts (5 Cat Bonds)	Live	1/2027 - 4/2028
33 Contracts (15 Cat Bonds)	Matured	12/2017 - 1/2026
Venice			81,068
United States
5 Contracts (4 Cat Bonds)	Live	5/2026 - 12/2029
19 Contracts (3 Cat Bonds)	Matured	7/2018 - 1/2026

Non-Florida
Lexington			93,060
United States, Japan
5 Contracts (4 Cat Bonds)	Live	6/2026 - 2/2029
33 Contracts (16 Cat Bonds)	Matured	12/2017 - 12/2025

Opportunistic
Elevado			107,699
United States
2 Contracts (2 Cat Bonds)	Live	1/2027 - 6/2028
24 Contracts (6 Cat Bonds)	Matured	12/2017 - 12/2025
Trinity			68,438
United States
4 Contracts (4 Cat Bonds)	Live	5/2027 - 2/2028
25 Contracts (7 Cat Bonds)	Matured	12/2017 - 12/2025

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 8

summary of segregated accounts (Unaudited)
January 31, 2026
City National Rochdale Select Strategies Fund (concluded)

Description	Status	Maturity Range	Market Value of NB RE, Ltd. (000)*
Wind
Fulton			$78,326
United States - Florida
6 Contracts (6 Cat Bonds)	Live	1/2027 - 2/2029
23 Contracts (8 Cat Bonds)	Matured	11/2017 - 12/2025
Glendale			124,071
United States
4 Contracts (3 Cat Bonds)	Live	3/2026 - 4/2030
16 Contracts (3 Cat Bonds)	Matured	12/2017 - 12/2025
King			106,825
United States
2 Contracts (1 Cat Bonds)	Live	5/2026 - 1/2028
26 Contracts (6 Cat Bonds)	Matured	12/2017 - 4/2025
Madison			111,580
United States
2 Contracts (2 Cat Bonds)	Live	1/2028 - 7/2029
32 Contracts (9 Cat Bonds)	Matured	11/2017 - 12/2025
Rodeo			62,705
United States, Japan, Europe
5 Contracts (4 Cat Bonds)	Live	1/2027 - 2/2029
12 Contracts (3 Cat Bond)	Matured	12/2018 - 12/2025
Wilshire			90,217
United States
6 Contracts (6 Cat Bonds)	Live	1/2027 - 12/2029
37 Contracts (8 Cat Bonds)	Matured	12/2017 - 12/2025

Disclosures

*	During the period from July 27, 2017 - January 31, 2026, the Fund owned between 2.1% and 8.3% of the assets represented in the NB RE, Ltd portfolio

Earthquake — Predominately exposed to damage incurred by earthquakes

Efficiency — Exposure to both ILW and Cat Bonds

Frequency — Exposure to contracts that are triggered by multiple events or loss windows

Live — Contract is currently in force

Matured — Contract was in force until agreed upon termination date

Multi-Perill — Exposure to contracts with multiple perils

Non-Florida — Exposure to contracts with no Florida exposure

Opportunistic — Exposure to contracts with opportunistic deal metrics

Triggered — Contract was impaired and removed from cell before maturity

Wind — Predominately exposed to damage incurred by earthquakes

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 9

statement of assets and liabilities (000)
January 31, 2026

City National Rochdale Select Strategies Fund
ASSETS:
Cost of Securities	$117,831
Investments in Securities, at value	$219,226
Cash	2,546
Receivable for Investments Sold	13,000
Prepaid Expenses	14
Total Assets	234,786

LIABILITIES:
Payable to Investment Adviser	$73
Audit Fees Payable	71
Shareholder Servicing Fees Payable	49
Transfer Agency Fees Payable	22
Administration Fees Payable	16
Payable for Capital Shares Purchased	1
Other Accrued Expenses	43
Total Liabilities	275
Commitments and Contingencies †
Net Assets	$234,511

NET ASSETS:
Paid-in Capital (unlimited authorization - no par value)	$127,302
Total Distributable Earnings	107,209
Net Assets	$234,511

Class 1
Net Assets	234,511
Total shares outstanding at end of year	14,153
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$16.57

†	See Note 2 in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 10

statement of operations (000)
For the year ended January 31, 2026

City National Rochdale Select Strategies Fund
INVESTMENT INCOME:	$—

EXPENSES:
Investment Advisory Fees	1,147
Shareholder Servicing Fees - Class 1	573
Administration Fees	184
Professional Fees	232
Transfer Agent Fees	66
Printing Fees	34
Registration Fees	32
Custody Fees	6
Miscellaneous Expenses	28
Total Expenses	2,302
Less:
Waiver from Investment Adviser	(32)
Net Expenses	2,270

Net Investment Loss	(2,270)
Net Realized Gain	9,430
Net Change in Unrealized Appreciation	17,600
Net Gain	27,030
Net Increase in Net Assets Resulting from Operations	$24,760

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 11

statements of changes in net assets (000)

	City National Rochdale Select Strategies Fund
	For the year ended January 31, 2026	For the year ended January 31, 2025
OPERATIONS:
Net Investment Loss	$(2,270)	$(2,202)
Net Realized Gain	9,430	9,303
Net Change in Unrealized Appreciation	17,600	18,024
Net Increase in Net Assets Resulting from Operations	24,760	25,125

DISTRIBUTIONS:
Class 1	(9,462)	(6,787)
Total Distributions	(9,462)	(6,787)

CAPITAL SHARE TRANSACTIONS:
Shares Issued	20,591	17,431
Shares Issued in Lieu of Dividends and Distributions	3,630	2,416
Shares Redeemed	(33,231)	(33,817)
Net Decrease in Net Assets from Share Transactions	(9,010)	(13,970)
Total Increase in Net Assets	6,288	4,368

NET ASSETS:
Beginning of Year	228,223	223,855
End of Year	$234,511	$228,223

CAPITAL SHARES ISSUED AND REDEEMED:
Shares Issued	1,283	1,166
Shares Issued in Lieu of Dividends and Distributions	221	156
Shares Redeemed	(2,065)	(2,258)
Net Share Transactions	(561)	(936)

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 12

statement of cash flows (000)
For the year ended January 31, 2026

City National Rochdale Select Strategies Fund
Cash Flows from Operating Activities:
Net Increase in Net Assets Resulting from Operations	$24,760
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:
Proceeds from Disposition of Investment Securities	16,500
Net Realized Gain from Investments	(9,430)
Net Change in Unrealized Appreciation	(17,600)
Decrease in Prepaid Expenses	2
Increase in Audit Fees Payable	3
Increase in Administrative Fees Payable	1
Increase in Payable to Investment Adviser	16
Increase in Shareholder Servicing Fees Payable	1
Decrease in Transfer Agency Fees Payable	(4)
Decrease in Printing Fees Payable	(13)
Decrease in Trustee Fees Payable	(9)
Increase in Other Accrued Expenses	32
Net Cash Provided by Operating Activities	14,259

Cash Flows From Financing Activities:
Cash Distributions Paid	(5,832)
Proceeds from Capital Shares Issued	20,591
Cost of Capital Shares Redeemed	(33,231)
Net Cash Used in Financing Activities	(18,472)
Net Change in Cash	(4,213)
Cash at beginning of year	6,759
Cash at end of year	$2,546

Supplemental Disclosure of Cash Flow Information
Non-cash Financing Activities not included herein consist of
Reinvestments of Distributions	$3,630

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 13

financial highlights
For a Share Outstanding Throughout each Year Presented

	Net Asset Value Beginning of Year	Net Investment Loss † (2)	Net Realized and Unrealized Gains (Losses)	Total From Operations	Distributions from Realized Capital Gains	Net Asset Value End of Year		Total Return ‡	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets (1)(2)	Ratio of Expenses to Average Net Assets (Excluding Waivers) (2)	Ratio of Net Investment Loss to Average Net Assets (1)(2)	Portfolio Turnover Rate
City National Rochdale Select Strategies Fund
Class 1
2026	$15.51	$(0.16)	$1.90	$1.74	$(0.68)	$16.57		11.27%	$234,511	0.99%	1.00%	(0.99)%	0%
2025	14.30	(0.15)	1.83	1.68	(0.47)	15.51	††	11.77	228,223	0.98	0.97	(0.98)	0
2024	12.41	(0.13)	2.06	1.93	(0.04)	14.30		15.58	223,855	1.00	0.97	(1.00)	0
2023	12.29	(0.12)	0.24	0.12	—	12.41		0.98	197,212	1.00	1.04	(1.00)	2
2022	11.60	(0.12)	0.81	0.69	—	12.29		5.95	197,578	0.99	0.99	(0.99)	0

†	Per share calculations are based on average shares outstanding throughout each year.

‡

Fee waivers/recoupments are in effect; if they had not been in effect, performance would have been lower/higher. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

††

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(1)	Ratio includes waivers. The impact of the recovered fees may cause a higher net expense ratio.

(2)	Ratios and per share amounts do not include income and expenses of underlying Equity-Linked Notes.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 14

notes to financial statements
January 31, 2026

1.	ORGANIZATION:

City National Rochdale Select Strategies Fund (the “Fund”) is a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized on December 1, 2016. The Fund is a continuously offered, non-diversified, closed-end management investment company. The Fund is an interval fund that offers to make quarterly repurchases of shares at net asset value (“NAV”).

The Fund commenced operations on July 27, 2017. Effective January 6, 2026, the investment adviser to the Fund changed its name from City National Rochdale, LLC to RBC Rochdale, LLC (the “Adviser”). The Adviser, a wholly-owned subsidiary of City National Bank, is responsible on a day-to-day basis for investment of the Fund’s portfolio in accordance with its investment objective and principal investment strategies. The Adviser is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended.

The Fund’s investment objective is to provide total return consisting of income and capital appreciation. The Fund seeks to achieve its investment objective by focusing on particular types of reinsurance investments providing exposure to the insurance risk of natural catastrophes, such as hurricanes and earthquakes. The Fund normally implements its investment strategies by investing significantly in structured reinsurance investments (“Structured Investments”), such as equity-linked notes (“ELNs”) and preferred shares, issued by insurance company segregated accounts or special purpose vehicles (“Segregated Accounts”), the returns of which are tied to underlying industry loss warranties (“ILWs”) and/or catastrophe bonds (“Cat Bonds”, also known as event-linked bonds). Under normal circumstances, the Fund invests primarily in instruments designed to provide exposure to ILWs and/or Cat Bonds, and at least 70% of its total assets in investments designed to provide exposure to ILWs.

ILWs are short-term reinsurance contracts whereby one party agrees to a set payment to its counterparty if insurance industry losses, as determined by an independent, third-party assessor, exceed a specified trigger amount. ILWs are privately negotiated instruments that typically cover, among other things, natural catastrophe events, such as tornadoes, hurricanes, typhoons and windstorms in the United States, Japan and Europe, and earthquakes in the United States and Japan. The Adviser expects that the majority of the ILW contracts to which the Fund will have exposure will have durations of 6 to 12 months, although the ultimate disposition of the investments or the realization of proceeds therefrom, if any, may occur over longer durations. The Adviser will ensure that the substantial majority of its ILW transactions will be fully collateralized by the counterparties to seek to minimize counterparty risk. In a typical ILW transaction, the counterparty will contribute an agreed-upon premium to an independently administered collateral trust at the commencement of the contract and the Fund will contribute funds, directly or indirectly, to such collateral trust in respect of an agreed-upon limit of coverage. If, within the contract’s duration the insured loss event does not occur in a specified magnitude and within pre-determined durations, as determined by an agreed-upon, independent, third-party assessor, all amounts placed in the collateral trust will be released to the Fund. If the insured event does occur, all of the amounts placed in the collateral trust will be released to the counterparty. In the event of a “pro-rata” loss event, the appropriate amounts will be released to the Fund and counterparty. Due to the time required to determine triggering events, in some cases, it may take a significant period of time for the underlying transaction to be completed and funds appropriately released.

Cat Bonds are instruments that transfer risk from an issuer (such as an insurance company or a reinsurance company) to capital markets investors. They are often structured as floating rate bonds whose principal is lost if specified trigger conditions are met. If triggered, the principal is paid to the sponsor. Cat Bonds, like ILWs, are generally exposed to what are believed to be relatively low probability, large-scale natural catastrophe events in the United States, Japan, Europe and elsewhere. Cat Bonds may be structured as derivatives that are triggered by amounts actually lost by the protected counterparty, modeled losses (determined pursuant to predetermined algorithms or models), losses incurred by a specified industry, one or more event parameters or combinations of the foregoing. Certain Cat Bonds may cover the risk that multiple loss events will occur. The Adviser expects that the majority of the Fund’s investments in Cat Bonds will also be held in collateral trust accounts in conjunction with the formal bond offering. The Adviser also expects that funds within such collateral account generally will be assigned by way of security interest to a trustee pursuant to a deed of charge.

The Fund gains a significant amount of its exposure to ILWs, and potentially limited exposure to Cat Bonds, indirectly through structured investments in the form of ELNs issued by Segregated Accounts (specifically, separate accounts) of NB Reinsurance Ltd., a Bermuda Class 3 insurer registered under the Segregated Accounts Companies Act 2000 of Bermuda as a segregated accounts company (“NB RE, Ltd.”). The Fund normally invests approximately 80% of its assets, on average over time, in Segregated Accounts of NB RE, Ltd. The Fund will not invest more than 25% of its assets in any one such Segregated Account.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 15

notes to financial statements
January 31, 2026

The Fund may invest in registered investment companies, such as exchange-traded funds (“ETFs”) that invest in insurance- or reinsurance-related securities.

In addition to the above, the Fund may invest in a broad range of other types of equity securities and debt securities, including instruments and obligations of U.S. and non-U.S. corporate and other non-governmental entities, those of U.S. and non-U.S. governmental entities (including government agencies and instrumentalities), floating rate loans and other floating rate securities, subordinated debt securities, certificates of deposit, money market securities, funds that invest primarily in debt securities, and cash, cash equivalents and other short term holdings.

To the extent consistent with the repurchase liquidity requirement of an interval fund, the Fund may invest without limitation in illiquid securities.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Fund.

Use of Estimates – The Fund is an investment company that conforms with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the Nasdaq Stock Market (“Nasdaq”)) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on Nasdaq, the Nasdaq Official Closing Price is used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of 60 days or less may be valued at their amortized cost, if the Adviser’s Fair Value Committee (the “Committee”) concludes that such amortized cost approximates market value after taking into account factors such as credit, liquidity and interest rate conditions as well as issuer specific factors. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from one or more independent brokers.

Market quotations are not readily available for ELNs held by the Fund issued by the Segregated Accounts of NB RE, Ltd. The Fund’s investments in ELNs are priced by the administrator to the Segregated Accounts on a periodic basis, including at the time of investment, redemption and maturity. When not priced by the administrator, the Fund fair values the ELNs using the same valuation methodology utilized by the administrator. The Fund, as an ELN holder, has certain periodic redemption rights, some of which are limited and determined by management of the Segregated Account.

Securities for which market prices are not “readily available” are valued in accordance with the fair value procedures (the “Fair Value Procedures”) approved by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through the Committee designated by the Adviser. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Generally, the fair value of the ELNs are priced in relation to the Fund’s proportional ownership in the Segregated Account’s NAV, which is periodically determined by the administrator of the Segregated Accounts and represents the amount that the Fund reasonably expects to receive if the Fund’s interests were redeemed at the date of valuation. However, the Fund’s ability to redeem its interest in the Segregated Accounts will be limited to quarterly, with 15 days advanced notice and restricted by the release of ILW collateral, which may extend up to 36 months, and the liquidity of the Cat Bonds. When the ELNs are not priced by the administrator, the daily price of the ELNs used to determine the Fund’s NAV is determined based on the Fair Value Procedures and the fair valuation methodology generally described below. The fair valuation methodology ties the price of the ELNs issued in respect of each Segregated Account to the valuation of the preferred sharing interests issued in respect of that Segregated Account, adjusted to take into account the fees and expenses of that Segregated Account assessable only to the holder of the ELNs.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 16

The return on the ELNs issued in respect of a Segregated Account will equal the economic return that the Fund would have earned by owning preferred sharing interest issued in respect of the Segregated Account equal to the amount of the Fund’s pro rata interest in the total capitalization attributable to the Segregated Account, net of the effect of fees and expenses of that Segregated Account assessable only to the holder of the ELNs. The amount payable on the ELNs issued in respect of a Segregated Account will be increased by any gains and reduced by any losses incurred in that Segregated Account, which gains and/or losses will be shared, pari passu, with the preferred sharing interest issued in respect of that Segregated Account.

To arrive at a daily fair value for each ELN, the Adviser employs a methodology which takes into account the value of each ILW and Cat Bond held by the issuing Segregated Account, the number of reference units assigned to the ELN, the aggregate number of outstanding units of that Segregated Account, and the fees and expenses of that Segregated Account, including those fees and expenses assessable to the Fund as the holder of the ELN. The valuation of the ILWs is enacted by a premium accrual methodology. The accrual pattern varies for each region and type of insured event. Each ILW is modeled within third-party catastrophe modeling software to determine the accrual rate. The software provides a daily resolution for each contract (% of risk per day). When ILWs are “triggered”, the Adviser applies a loss provision to the contract based on loss data obtained from an independent third-party assessor. There is a secondary market for trading Cat Bonds, which are valued by broker supplied valuations or by reference to the value of other securities with similar characteristics.

In accordance with U.S. GAAP, the objective of a fair value measurement is to determine the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 — Quoted prices in inactive markets, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, the fair value measurement of which considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Unobservable inputs included losses from severe weather events and other natural and non-natural catastrophes. Significant decreases or increases in losses related to severe weather or other natural or non-natural catastrophes in isolation would result in a significantly higher or lower fair value measurement.

The Adviser has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. When market quotations are not readily available or are believed by the Adviser to be unreliable, the Adviser will fair value the Fund’s investments in good faith pursuant to policies and procedures of the Fund and the Adviser. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

For the year ended January 31, 2026, there have been no changes to the Fund’s fair value methodologies. For more details on the investment classifications, refer to the Schedule of Investments.

Security Transactions and Related Income – Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold. Interest income is recognized on an accrual basis and dividend income is recognized on the ex-dividend date.

Purchase discounts and premiums on securities held by the Fund are accreted and amortized to maturity using the effective interest method over the holding period of a security.

Dividends and Distributions to Shareholders – Distributions from net investment income and net realized capital gains, if any, are distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 17

notes to financial statements
January 31, 2026

Cash and Cash Equivalents – The Fund considers all highly liquid investments with original maturities of 90 days or less to be cash equivalents. The Fund’s cash and cash equivalents are maintained with a major U.S. financial institution, which is a member of the Federal Deposit Insurance Corporation (“FDIC”). Cash balances may, at times, exceed FDIC insurance limits.

Income Taxes – The Fund qualifies and intends to continue to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more- likely-than-not threshold are recorded as a tax benefit or expense in the current period.

The Fund recognizes accrued interest and penalties associated with uncertain tax positions. Management has determined that there are no uncertain tax positions for the current tax year. Therefore, there was no income tax related interest and penalties recorded for the year ended January 31, 2026.

Management has analyzed the Fund’s tax positions taken on U.S. Federal income tax returns for all open tax years and has concluded that as of January 31, 2026, no provision for income tax would be required in the Fund’s financial statements. The Fund’s U.S. Federal and state income and U.S. Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue (i.e., the last 3 tax year ends, as applicable).

The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.

Segment Reporting — In this reporting period, the Fund adopted the Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280) - “Improvements to Reportable Segment Disclosures” (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. Evan Waller, the Director of Business Affairs for RBC Rochdale, acts as the Fund’s CODM. The CODM has determined that the Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s schedule of investments, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “Total Assets” and significant segment expenses are listed on the accompanying Statement of Operations.

3.	AGREEMENTS:

Investment Advisory Agreement

The Fund will pay to the Adviser, as compensation for its services, a fee, computed daily and payable as promptly as possible after the last day of each month, at an annual rate equal to 0.50% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its advisory fee and/or reimburse the Fund’s expenses in order to keep the Fund’s total annual operating expenses (exclusive of front-end or contingent deferred loads, taxes, interest, brokerage commissions, acquired fund fees and expenses, extraordinary expenses such as litigation expenses and other expenses not incurred in the

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 18

ordinary course of the Fund’s business) from exceeding 1.00% of the Fund’s average net assets. This reimbursement agreement shall remain in effect until at least one year from the date of the Fund’s prospectus, and will automatically renew for an additional one-year period unless sooner terminated by the Fund or the Board upon sixty (60) days’ written notice to the Adviser. The Adviser may recoup fees waived and expenses reimbursed for a period of three years following the date such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit for the Fund in effect at the time the expenses were paid/waived or any lower expense limit in effect at the time of recoupment. As of January 31, 2026, the Fund is fully recaptured. During the year ended January 31, 2026, recoupment of previously waived and reimbursed fees was $0.

Administrator, Custodian and Transfer Agent

The Fund and SEI Investments Global Funds Services (the “Administrator”) have entered into an administration agreement (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Fund with administrative and accounting services and receives an annual fee based on the aggregate average daily net assets of the Fund, subject to a minimum annual fee.

U.S. Bank, N.A. (the “Custodian”) serves as the Fund’s Custodian pursuant to a custody agreement.

U.S. Bank Global Fund Services (the “Transfer Agent”) serves as the Fund’s Transfer Agent, pursuant to a transfer agency agreement.

Distribution Agreement

SEI Investments Distribution Co. (the “Distributor”) is the principal distributor of shares of the Fund. The Distributor may enter into selected dealer agreements with other selling agents or sub-distributors for the sale and distribution of Fund shares.

Shareholder Services Agreement

The Fund is subject to a shareholder services agreement that allows the Fund to pay a fee of 0.25% of its average daily net assets on an annual basis, payable monthly, for shareholder services provided to shareholders of the Fund. Because this fee is paid out of the Fund’s assets, over time the fee will increase the cost of a shareholder’s investment.

Certain officers of the Fund are also officers or employees of the Adviser or the Administrator. Such officers are paid no fees by the Fund for serving as officers of the Fund.

4.	INVESTMENT TRANSACTIONS:

The cost of security purchases and proceeds from the sale and maturities of securities, other than temporary investments in short-term securities for the year ended January 31, 2026, were as follows for the Fund:

Purchases		Sales and Maturities
ELN (000)	Other (000)	ELN (000)	Other (000)
$—	$—	$21,500	$—

The Fund may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions.

5.	SHARE CAPITAL:

The Fund is open to investors and generally accepts orders to purchase shares on a monthly basis. However, the Fund’s ability to accept orders to purchase shares may be limited, including during periods when, in the judgment of the Adviser, appropriate investments for the Fund are not available. All initial investments in the Fund by or through the Adviser, its advisory partners and its advisory affiliates will be subject to a $1,000,000 minimum per registered investment adviser or intermediary.

As an interval fund, the Fund will make periodic offers to repurchase a portion of its outstanding shares at NAV per share. The Fund has adopted a fundamental policy, which cannot be changed without shareholder approval, to make repurchase offers once every three months. The Fund’s repurchase offers were as follows:

Repurchase Date	Repurchase Offer Amount	% of Shares Tendered	Number of Shares Tendered (000)
February 21, 2025	5%	2.5%	366
June 2, 2025	5	5.3	779
August 22, 2025	5	1.6	222
November 14, 2025	5	4.9	698

Repurchase Date	NAV Price of Shares Tendered	Redemption Value of Shares Tendered (000)	Shares Outstanding on Repurchase Date, Before Repurchase (000)
February 21, 2025	$15.52	$5,679	14,713
June 2, 2025	15.59	12,141	14,749
August 22, 2025	16.00	3,551	14,309
November 14, 2025	16.98	11,860	14,358

For each repurchase offer, the Fund will offer to repurchase at least 5% of its total outstanding shares, unless the Fund’s Board has approved a higher amount (but not more than 25% of total outstanding shares) for a particular repurchase offer. The

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 19

notes to financial statements
January 31, 2026

Adviser currently expects under normal market circumstances to recommend that, at each repurchase offer, the Fund will offer to repurchase 5% of its total outstanding shares, subject to approval of the Board. There is no guarantee that the Fund will offer to repurchase more than 5% of its total outstanding shares (including all classes of shares) in any repurchase offer, and there is no guarantee that shareholders will be able to sell shares in an amount or at the time the investor desires.

The Adviser reserves the right to suspend share orders and redemptions during times of large estimated economic and insurance losses.

6.	FEDERAL TAX INFORMATION:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from U.S. GAAP.

As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent, they are charged or credited to paid-in capital and distributable earnings, in the period that the differences arise.

The permanent difference that is credited or charged to Paid-in Capital and Distributable Earnings as of January 31, 2026 is primarily related to net operating losses:

Increase (Decrease) Total Distributable	Increase (Decrease) Paid-In Capital
$2,249	$(2,249)

The tax character of dividends and distributions declared during the years ended January 31, 2025, and January 31, 2026, were as follows:

	Ordinary Income (000)	Long-Term Capital Gain (000)	Total
2026	$—	$9,462	$9,462
2025	—	6,787	6,787

As of January 31, 2026, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows (000):

City National Rochdale Select Strategies Fund
Undistributed Ordinary Income	$6,003
Undistributed Long-Term Capital Gain	—
Capital Loss Carryforwards	—
CY Late-Year Loss Deferral	(190)
Post-October Losses	—
Unrealized Appreciation/(Depreciation)	101,395
Other Temporary Differences	1
Total Distributable Earnings (Accumulated Losses)	$107,209

During the year ended January 31, 2026, the Fund had no capital loss carryforwards available to offset capital gains. The Fund had late year loss deferral of $190.

The aggregate gross unrealized appreciation on investments, the aggregate gross unrealized depreciation on investments and the net unrealized appreciation/ (depreciation) for tax purposes as of January 31, 2026, for the Fund were as follows:

Federal Tax Cost (000)	Aggregate Gross Unrealized Appreciation (000)	Aggregate Gross Unrealized Depreciation (000)	Net Unrealized Appreciation (Depreciation) (000)
$117,831	$101,395	$—	$101,395

The Fund did not pay any federal or state and local income taxes. The Fund may have paid income taxes in foreign jurisdictions for the year ended January 31, 2026. Taxes paid to specific jurisdictions, if applicable, represent less than 5% of income taxes paid (net of refunds received).

7.	RISKS:

As with all investment companies, a shareholder of the Fund is subject to the risk that his or her investment could lose money. Many factors affect the Fund’s performance. The Fund is subject to the principal risks disclosed in the Fund’s prospectus among other risks, any of which may adversely affect the Fund’s NAV and ability to meet its investment objective. Certain principal risks of investing in the Fund are noted below. A more complete description of risks is included in the Fund’s prospectus and statement of additional information.

General – The Fund is a non-diversified, closed-end management investment company designed primarily as a long- term investment and not as a trading tool. The Fund is not a complete investment program and should be considered only as an addition to an investor’s existing portfolio of investments. Because the Fund predominantly provides exposure to ILWs and Cat Bonds, which may carry risk similar to below investment grade (high yield) debt securities, an investment in the Fund’s

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 20

shares is speculative in that it involves a high degree of risk. Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. In addition, even though the Fund makes periodic offers to repurchase a portion of its outstanding shares to provide some liquidity to shareholders, shareholders should consider the Fund to be an illiquid investment.

Insurance and Reinsurance Investments Risk – A principal risk of an investment in insurance and reinsurance instruments is that a triggering event(s) (e.g., natural events, such as a hurricane, tornado or earthquake of a particular size/magnitude in a designated geographic area) will occur and the Fund will lose all or a significant portion of the principal it has invested in the security and the right to additional interest and/or dividend payments with respect to the security and an investor will lose money.

If multiple triggering events occur that impact a significant portion of the portfolio of the Fund, the Fund could suffer substantial losses. A significant portion of the Fund’s assets will generally have exposure to ILWs and Cat Bonds tied to natural events and there is inherent uncertainty as to whether, when, where and to what extent such events will occur. There is no way to accurately predict whether a triggering event will occur and, because of this significant uncertainty, insurance and reinsurance investments carry a high degree of risk. The Fund is subject to the principal risks described herein, whether through the Fund’s (i) direct investments, (ii) indirect investment through one or more Segregated Accounts, or (iii) other investments.

Risks of Investing in Structured Reinsurance Investments – Structured Investments, such as ELNs and preferred shares, are subject to the same risks as the underlying ILWs and/or Cat Bonds, as applicable.

The Fund’s successful use of Structured Investments will generally depend on, among other things, the Adviser’s quantitative and qualitative analysis of various factors, including the probability of the occurrence of trigger events in the underlying ILWs and/or Cat Bonds. Should the price of the underlying ILWs and/or Cat Bonds move in an unexpected manner, should a triggering event occur on one or more underlying ILWs and/or Cat Bonds, or should the structure of the Structured Investment respond to market conditions differently than anticipated, the Fund may not achieve the anticipated benefits of the investment in the Structured Investment, and it may realize losses, which could be significant and could include the Fund’s entire principal investment.

Risks of Investing in Industry Loss Warranties – ILWs are exposed to catastrophic risks that can lead to binary performance of individual transactions. Events that trigger most payouts with respect to ILWs have historically been fairly rare and as such the probability of their occurrence may be difficult to predict. The performance of ILWs depends on determination of industry losses by a recognized third-party assessor. This dependency may cause substantial delays in either releasing the ILW collateral and premium funds to the Fund or paying it to the reinsured party, because the third-party assessor may require time to issue its findings of industry losses. Such delays are typically between one to six months but, in unusual circumstances, may extend up to 36 months or more. Contracts for ILWs typically contain clauses that allow collateral release upon review of certain loss thresholds relative to certain time intervals—the “loss development period.” The Adviser generally seeks to gain exposure to ILW commitments structured to limit any conditional lock-up period to the extent commercially reasonable, but there can be no assurance such conditional lock-up period will coincide with the intended duration of the Fund’s investment. It is not expected that any delay will have a material impact on the Fund’s ability to make required distributions in order to qualify as a regulated investment company. ILWs in which the Fund invests may be documented as swaps. Such ILW swaps will be subject to Swaps Risk. Generally, there will be no readily available market for ILWs. ILWs are considered illiquid securities by the Fund.

Risks of Investing in Cat Bonds – Cat Bonds (also known as event-linked bonds) carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of a Cat Bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified, the Fund may lose a portion or all of its accrued interest and/or principal invested in such security. Because Cat Bonds cover “catastrophic” events that, if they occur, will result in significant losses, Cat Bonds carry a high degree of risk of loss and carry risk similar to “high yield” or “junk” bonds. The rating of a Cat Bond, if any, primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur. Thus, lower-rated bonds have been determined to have a greater likelihood of a triggering event occurring and loss to the Fund. In addition to the specified trigger events, Cat Bonds may expose the Fund to certain other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Swaps Risk – The Fund may obtain swap exposure by investing indirectly in ILWs documented as swaps, which typically are contingent, or formulaically related to defined trigger events. Trigger events include hurricanes, earthquakes, weather-related phenomena and other criteria determined by independent

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 21

notes to financial statements
January 31, 2026

parties. If a trigger event(s) occurs, the Fund may lose the swap’s notional amount. As derivative instruments, ILW swaps are subject to risks in addition to the risks of investing in insurance- and reinsurance-related instruments, including risks associated with the counterparty and leverage.

Reinsurance Market and Reinvestment Risk – The size of the reinsurance market may change over time, which may limit the availability of ILWs, Cat Bonds and Structured Investments for investment by the Fund. The original issuance of ILWs, Cat Bonds and Structured Investments in general, including these investments with desired instrument or risk characteristics, may fluctuate depending on the capital and capacity needs of reinsurers as well as the demand for such investments by institutional investors. The availability of ILWs, Cat Bonds and Structured Investments in the secondary market also may be limited by supply and demand dynamics and prevailing economic conditions. To the extent ILWs, Cat Bonds and Structured Investments held by the Fund mature, or the Fund must sell securities in connection with share repurchases, the Fund may be required to hold more cash or short-term instruments than it normally would until attractive reinsurance investments become available.

Illiquidity and Restricted Securities Risk – To the extent consistent with the repurchase liquidity requirement of an interval fund, the Fund may invest without limitation in illiquid investments. Illiquidity risk is the risk that the investments held by the Fund may be difficult or impossible to sell at the time that the Fund would like or at the price that the Fund believes the security is currently worth. As a relatively new type of financial instrument, there is limited trading history for reinsurance investments, even for those instruments deemed to be liquid. There can be no assurance that a liquid market for the Fund’s investments will exist or be maintained. At any given time, the Fund’s portfolio may be substantially illiquid. The Fund’s ability to realize full value in the event of the need to liquidate certain assets may be impaired and/or result in losses to the Fund.

The Fund may be unable to sell its investments, even under circumstances when the Adviser believes it would be in the best interests of the Fund to do so. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. Illiquidity risk also may be greater in times of financial stress. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments.

Certain of the instruments in which the Fund may invest are subject to restrictions on resale by the federal securities laws or otherwise, such as securities offered privately pursuant to Section 4(a)(2) of the Securities Act of 1933 (the “1933 Act”) and securities issued pursuant to Rule 144A under the 1933 Act. While certain restricted securities may, notwithstanding their limitations on resale, be treated as liquid if the Adviser determines, pursuant to the applicable procedures, that such treatment is warranted, there can be no guarantee that any such determination will continue. Restricted securities previously determined to be liquid may subsequently become illiquid while held by the Fund. Even if such restricted securities are not deemed to be illiquid, they may nevertheless be difficult to value and the Fund may be required to hold restricted securities when it otherwise would sell such securities or may be forced to sell securities at a price lower than the price the Fund has valued such securities. This may result in losses to the Fund and investors.

Valuation Risk – The Fund is subject to the risk that one or more of the securities in which the Fund invests are priced incorrectly, due to factors such as incomplete or inaccurate data or information, market instability, lack of a liquid secondary market or human error. In addition, pricing of insurance and reinsurance investments is subject to the added uncertainty caused by the inability to generally predict whether, when or where a natural disaster or other triggering event will occur, or if occurring, the magnitude of such events. A substantial portion of the Fund’s investment is in Structured Investments for which market quotations are not available. The Fund’s investments in Structured Investments are priced on a periodic basis by the administrator of the Segregated Accounts. When not priced by the administrator, the Structured Investments are valued pursuant to the Fair Value Procedures.

Reinsurance Industry Risk – The performance of the Fund’s investments and the reinsurance industry itself are tied to the occurrence of various triggering events, including weather, natural disasters (hurricanes, earthquakes, etc.) and other specified events causing physical and/or economic loss. Triggering events are typically defined by three criteria: an event; a geographic area in which the event must occur; and a threshold of economic or physical loss (either actual or modeled) caused by the event, together with a method to measure such loss. Generally, the event is a natural peril of a kind that results in significant physical or economic loss. Natural perils include disasters such as hurricanes, earthquakes, windstorms, fires and floods. Major natural disasters in populated areas (such as in the cases of Hurricane Ian in Florida and the Carolinas in 2022, Hurricane Harvey in the Houston metropolitan area in 2017, Hurricane Irma in Florida and the Caribbean Islands in 2017,

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 22

Hurricane Katrina in New Orleans in 2005 and Superstorm Sandy in the New York City metropolitan area in 2012) or related to high-value insured property (such as plane crashes) can result in significant losses to investors in ILWs, Cat Bonds and Structured Investments tied to such exposures. If the likelihood and severity of natural and other large disasters increase, the risk of significant losses to reinsurers may increase.

Risk-Modeling Risk – The Adviser, in selecting investments for the Fund, may consider risk models created by independent third parties, the sponsor of a reinsurance-related security and/or a broker. The sponsor of a reinsurance-related security may be incentivized to skew risk models to minimize risks associated with such security in order to entice investors, thereby jeopardizing the integrity of the Adviser’s investment analysis process. The Adviser may also consider its own risk models based on comparable prior transactions, quantitative analysis, and industry knowledge. Risk models are designed to assist investors, governments, and businesses understand the potential impact of a wide variety of catastrophic events and allow such parties to analyze the probability of loss in regions with the highest exposure.

The Adviser will use the output of the risk models before and after investment to assist the Adviser in assessing the risk of a particular reinsurance-related security or a group of such securities. Risk models are created using historical, scientific and other related data. Because such risk models are based in part upon historical data and averages, there is no guarantee that such information will accurately predict the future occurrence, location or severity of any particular catastrophic event and thus may fail to accurately calculate the probability of a trigger event and may underestimate the likelihood of a trigger event. In addition, any errors or imperfections in a risk model or in the data on which it is based or any technical issues with the construction of the models (including, for example, data problems and/or software or other implementation issues) could adversely affect the ability of the Adviser to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance. Risk models are used by the Adviser as one input in its risk analysis process for fund investments. The Adviser also considers available information related to any known market impacts on the various investments within the parameters of the Fund’s principal investment strategies.

Risks of Investing in Segregated Accounts of NB RE, Ltd. – NB RE, Ltd. is a registered Bermuda Class 3 insurer. As such, it is subject to regulation and supervision in Bermuda. Bermuda insurance statutes, regulations and policies of the Bermuda Monetary Authority may affect NB RE, Ltd.’s ability to write reinsurance policies or the ability of its segregated accounts to distribute funds.

Focused Investing Risk – At any given time, the Fund’s investments or portfolio risks are normally focused on particular types of reinsurance investments, on a limited group of available perils and geographic regions or in reinsurance contracts written by one or more reinsurers. Such focused investing could expose the Fund to losses disproportionate to other comparable funds.

Non-Diversification Risk – The Fund is classified as “non- diversified,” which means that it can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the Fund’s losses from adverse events affecting a particular issuer, and the value of its shares may be more volatile than if it invested more widely.

Market Risk – The market prices of the Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political and geopolitical factors, economic sanctions, countermeasures in response to sanctions, adverse investor sentiment, cybersecurity events, or local, regional or global events such as natural disasters or climate events, wars, terrorism, international conflicts, civil unrest, epidemics, pandemics or other public health issues. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. The value of the Fund’s investments may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies, which could result in losses for the Fund. Adverse market conditions may be prolonged and may not have the same impact on all types of investments. High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Raising the ceiling on U.S. Government debt and passing periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 23

notes to financial statements
January 31, 2026

a default on U.S. Government obligations, with unpredictable consequences for economies and markets in the United States and elsewhere.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, geopolitical, and global macro factors. For example, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the COVID-19 pandemic and higher inflation have resulted in extreme volatility in the global economy and in global financial markets. In addition, wars or threats of war and aggression, such as Russia’s invasion of Ukraine and the conflicts among nations and militant groups in the Middle East, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact a Fund’s investments.

Since the change in the U.S. presidential administration in 2025, the administration has pursued an aggressive foreign policy agenda, including through suggestions that the United States should control sovereign foreign territories, attempts to restructure federal government agencies with international influence, and the actual or potential imposition of tariffs on foreign countries, including China and long-time U.S. allies. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. The imposition of tariffs has led to retaliatory tariffs by certain foreign countries (and could lead to further retaliatory tariffs), increased and prolonged market volatility, and sector-specific downturns in industries reliant on international trade. The new administration has also sought to reduce the headcount of and freeze funding available to certain U.S. government agencies. Such efforts may continue throughout U.S. federal agencies, which could increase administrative burdens on remaining government employees, increase processing times of company filings, alter regulatory policymaking, and increase regulatory volatility. These efforts may have a negative impact on the Funds or on markets generally.

In March 2023, the financial distress of certain financial institutions raised economic concerns over disruption in the U.S. banking system and the solvency of certain financial services firms. There can be no certainty that the actions taken by the U.S. Government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.

Any of the events described above could adversely affect the value and liquidity of a Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. Other market events may cause similar disruptions and effects.

Cash Management Risk – The value of the investments held by the Fund for cash management or temporary defensive purposes may be affected by changing interest rates and by changes in credit ratings of the investments. To the extent that the Fund has any uninvested cash, the Fund will be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the Fund to achieve its investment objective.

Management and Operational Risk – The Fund is subject to management risk because it relies on the Adviser’s ability to achieve its investment objective. The Fund runs the risk that the Adviser’s investment techniques, judgment and decisions will fail to produce desired results and cause the Fund to incur significant losses. The Adviser may select investments that do not perform as anticipated by the Adviser and may choose to hedge or not to hedge positions at disadvantageous times. Any imperfections, errors, or limitations in quantitative analyses, models, tools, resource, information and data used by the Adviser as part of its investment process, or if such analyses, models, tools, resources, information or data are used incorrectly or do not work as intended, could affect the Fund’s performance. The Fund also is subject to the risk of loss as a result of other services provided by the Adviser and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and cyber-attacks, disruptions and failures affecting, or by, a service provider.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, and prevent shareholders from redeeming their shares. The use of artificial intelligence and machine learning could exacerbate these risks.

Model and Data Risk – The Adviser may use quantitative methods and/or third party information or data to select investments. If quantitative models, algorithms or calculations (whether proprietary and developed by the Adviser or supplied

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 24

by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Fund.

Tax Risk – In order to qualify for the favorable tax treatment generally available to regulated investment companies, at least 90% of the Fund’s gross income each taxable year must consist of qualifying income, the Fund must meet certain asset diversification tests at the end of each quarter of its taxable year, and the Fund must meet certain distribution requirements for each taxable year. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it has derived for a taxable year until after year-end. The Fund may determine not to make an investment that it otherwise would have made, or may dispose of an investment it otherwise would have retained (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), in an effort to meet the qualifying income test.

If the Fund were to fail to qualify for treatment as a regulated investment company, it would generally be subject to tax in the same manner as an ordinary corporation, and distributions to its shareholders generally would not be deductible by the Fund in computing its taxable income. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test or the diversification test if such failure was due to reasonable cause and not willful neglect, but in order to do so the Fund may incur a significant penalty tax that would reduce (and potentially could eliminate) the Fund’s returns.

The Fund normally invests a significant portion of its assets in Structured Investments in the form of ELNs issued by Segregated Accounts. Under proposed Treasury Regulations, it is expected that each of the Segregated Accounts will be treated as a separate entity for U.S. federal income tax purposes. If a Segregated Accounts were to instead be treated as a division of a larger entity consisting of multiple Segregated Accounts, then the Fund could fail to meet the asset diversification tests applicable to regulated investment companies. Additionally, it is expected that the ELNs will be treated as non-voting equity interests in the Segregated Accounts for U.S. federal income tax purposes. If the ELNs were to instead be treated as voting equity investments, the Fund could fail to meet the asset diversification tests applicable to regulated investment companies, or the income derived from the Segregated Accounts could be treated as income that is not qualifying income.

Certain of the Fund’s investments (including, potentially, certain ILWs, Cat Bonds and Structured Investments) may generate income that is not qualifying income. It is expected, but not guaranteed, that the Segregated Accounts will not be treated as passive foreign investment companies (“PFICs”) for U.S. federal income tax purposes. Nevertheless, it is possible that certain investments directly or indirectly held by the Fund (including certain ILWs, Cat Bonds and Structured Investments) may be treated as equity in PFICs for federal income tax purposes. If the Fund directly or indirectly holds any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received (directly or indirectly) from the PFIC or on any gain recognized by the Fund (directly or indirectly) from the sale or other disposition of stock in the PFIC, even if all income or gain actually earned by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (which would be subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements with respect to such income or gain and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), or the Fund may be required to borrow cash. Gains recognized by the Fund from the sale or other disposition of stock of PFICs may also be treated as ordinary income. In order for the Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 25

notes to financial statements
January 31, 2026

certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its after- tax return from these investments.

It is expected, but not guaranteed, that the Segregated Accounts will not be treated as “controlled foreign corporations” (“CFCs”) for U.S. federal income tax purposes. Nevertheless, if a sufficient portion of the voting interests in a foreign issuer that is treated as a corporation for U.S. federal income tax purposes (including certain issuers of insurance- and reinsurance-related securities) is directly or indirectly held by the Fund, independently or together with certain other U.S. persons, that issuer may be treated as a CFC with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. The Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid Fund-level taxes. In addition, some Fund gains recognized from the sale or other disposition of interests in such an issuer may be treated as ordinary income. The Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

Repurchase Offers Risk – The Fund is an “interval fund” and, in order to provide some liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at NAV subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25%, and are currently expected to be for 5%, of its outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, borrowings or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. If the Fund employed investment leverage, repurchases of shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares by increasing fund expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund will repurchase the shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of shares tendered in a repurchase offer may decline between the repurchase request deadline and the date on which the NAV for tendered shares is determined. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

Borrowing Risk – The Fund may borrow to meet repurchase requests or for investment purposes (i.e., to purchase additional portfolio securities). The Fund’s borrowings may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. The use of leverage, including through borrowings, will increase volatility of the Fund’s investment portfolio and magnify the Fund’s investment losses or gains.

Borrowing will also cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund’s return.

Expense Risk – Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease or if an expense limitation is changed. Net assets are more likely to decrease and the Fund’s expense ratio is more likely to increase when markets are volatile.

Conflicts of Interest – The Adviser and its affiliates are engaged in a variety of businesses and have interests other than that of managing the Fund. The broad range of activities and interests of the Adviser and its affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the Fund and its shareholders.

8. RECENT ACCOUNTING PRONOUNCEMENT:

In this reporting period, the Fund adopted FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 26

consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. Adoption of the new standard impacted financial statement disclosures only and did not affect any Fund’s financial position or the results of its operations.

9. SUBSEQUENT EVENTS:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no adjustments were required to the financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 27

report of independent registered public accounting firm

To the Shareholders and Board of Trustees of
City National Rochdale Select Strategies Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of City National Rochdale Select Strategies Fund (the “Fund”) as of January 31, 2026, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the year ended January 31, 2022, were audited by other auditors whose report dated March 30, 2022, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2026, by correspondence with the custodian and administrator of the segregated accounts. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
March 31, 2026

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 28

trustees and officers (Unaudited)
January 31, 2026

The Trustees and officers of the Fund, their principal occupations during the past five years, and their affiliations, if any, with City National Rochdale, the investment adviser to the Fund, are set forth below. The persons listed below may have held other positions with their employers named below during the relevant periods. Certain officers of the Fund also serve as officers to one or more other mutual funds for which SEI Investments or its affiliates act as investment adviser, administrator or distributor. Each Trustee may be referred to as an “Independent Trustee” and collectively as the “Independent Trustees.” There is no stated term of office for the Trustees. However, the Board has adopted a policy setting a retirement date for Trustees of December 31 of the year in which each Trustee reaches age 75. Exceptions to the retirement age may be made by the Board in individual cases for a period of up to two years, in the discretion of the Board. The address for the Trustees and the Officers of the Fund is c/o RBC Rochdale, LLC, 400 Park Avenue, New York, New York, 10022, unless otherwise noted. The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-889-0799.

Name and Year of Birth	Position with the Fund	Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Daniel A. Hanwacker Year of Birth: 1951	Trustee	Since 2016	Chief Executive Officer and President, Hanwacker Associates, Inc. (asset management consulting and executive search services) (2001-present). Managing Director - Asset Management, Putnam Lovell Securities (2000-2001). Co-Founding Partner, Constellation Financial Management Co., LLC (1995-2000).	5	None
Jon C. Hunt Year of Birth: 1951	Trustee	Since 2016	Retired (2013-present). Consultant to Management, Convergent Capital Management, LLC (“CCM”) (2012-2013). Managing Director and Chief Operating Officer, CCM (1998-2012).	5

Trustee of The Advisors’ Inner Circle Fund III, Symmetry Panoramic Trust, Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund. Director of FS Alternatives Fund (Cayman) and FS Real Asset Fund (Cayman).

Julie C. Miller Year of Birth: 1957	Trustee	Since 2020	President, Coconino, Inc. (2016-present). Independent Contractor (2026-present) and Partner (2006-2025), Holthouse, Carlin & Van Trigt LLP (accounting firm). Trustee, Anthony Education Trust (2017-present). President, The Sam Simon Charitable Giving Foundation (2018-present).	5	Trustee and Audit Chair of The Pop Venture Fund.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 29

trustees and officers (Unaudited) (Continued)
January 31, 2026

Name and Year of Birth	Position with the Fund	Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (Continued)
Jay C. Nadel Year of Birth: 1958	Trustee Chairman	Since 2016 Since 2019	Financial Services Consultant (2005-present). Executive Vice President, Bank of New York Broker-Dealer and Member of the Operating Committee (2002-2004). Weiss, Peck & Greer, Partner, Managing Director and Chair of the Operations Committee (1986-2001).	5

Trustee of The Advisors’ Inner Circle Fund III, Symmetry Panoramic Trust, Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund and The Alger Funds. Director of FS Alternatives Fund (Cayman) and FS Real Asset Fund (Cayman).

Shelley Y. Simms Year of Birth: 1968	Trustee	Since 2023	Founder and Chief Executive Officer, Amethyst Advisors LLC (business consulting and board advisory services) (2025-present). General Counsel, Corporate Secretary and Chief Compliance Officer, Xponance, Inc. (a registered investment adviser) (2004-2025). Chief Compliance Officer, Xponance Alts Solutions, LLC (a registered investment adviser) (2021-2025). Chairperson (2023) and Commissioner (2018-2023), Pennsylvania State Ethics Commission.	5	Board Member of 1st Colonial Bancorp and 1st Colonial Community Bank.
James R. Wolford Year of Birth: 1954	Trustee	Since 2016

Chief Executive Officer of Corinthian Development Company (2013-present). President, Chief Operating Officer and Chief Financial Officer, Thompson National Properties (2011-2013). Chief Financial Officer, Pacific Office Properties, a real estate investment trust (2010-2011). Chief Financial Officer, Bixby Land Company, a real estate company (2004-2010). Regional Financial Officer, AIMCO, a real estate investment trust (2004). Chief Financial Officer, DBM Group, a direct mail marketing company (2001-2004). Senior Vice President and Chief Operating Officer, Forecast Commercial Real Estate Service, Inc. (2000-2001). Senior Vice President and Chief Financial Officer, Bixby Ranch Company (1985-2000).

				5	None

(1)

“Fund complex” is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers and in this case includes the series of City National Rochdale Funds and the following registered closed-end fund: City National Rochdale Strategic Credit Fund.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 30

Name and Year of Birth	Position with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years
OFFICERS
Gregg Giaquinto Year of Birth: 1967	President and Chief Executive Officer	Since 2024

President and Chief Executive Officer, City National Rochdale Funds, City National Rochdale Select Strategies Fund (the “Select Strategies Fund”), and City National Rochdale Strategic Credit Fund (the “Strategic Credit Fund”) (2024-present). President, RBC Rochdale (2024-present). Senior Managing Director, Client Services & Operations, RBC Rochdale (2014-present).

Andrew Metzger SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Year of Birth: 1980	Treasurer (Principal Financial and Accounting Officer and Controller)	Since 2021

Director of Fund Accounting, SEI Investments Company (2020- present). Treasurer (Principal Financial and Accounting Officer and Controller), City National Rochdale Funds, Select Strategies Fund and Strategic Credit Fund (April 2021-present). Senior Director, Embark Consulting, LLC (2019-2020). Senior Manager, PricewaterhouseCoopers LLP (2002-2019).

Christina M. Weber Year of Birth: 1968	Chief Compliance Officer (“CCO”)	Since 2025

CCO, City National Rochdale Funds, Select Strategies Fund and Strategic Credit Fund (December 2025-present). CCO, RBC Global Asset Management (U.S.) Inc. (2018-present). CCO, RBC Funds (2012-present). Assistant Secretary, RBC Funds (2013-2017). Senior Compliance Officer, RBC Funds (2012-2012).

Dan Auciello Year of Birth: 1969	Anti-Money Laundering Officer (“AML Officer”) and Identity Theft Program Officer (“ITP Officer”)	Since 2025

AML Officer and ITP Officer, City National Rochdale Funds, Select Strategies Fund and Strategic Credit Fund (2025-present). Senior Vice President, Money Laundering Reporting Officer, City National Rochdale Securities and RBC Securities (2025-present.) Managing Director, Chief BSA Officer Bank of China (2020-2025) Managing Director, Deputy Head of Financial Security BNP Paribas (2014-2020).

Mitchell Cepler Year of Birth: 1982	Vice President and Assistant Treasurer	Since 2015

Senior Vice President, Finance, RBC Rochdale (2011–present). Vice President and Assistant Treasurer, City National Rochdale Funds (2015-present), Select Strategies Fund (2016-present), and Strategic Credit Fund (2018-present).

Frank Bonsignore Year of Birth: 1967	Vice President and Secretary	Since 2023

Mutual Funds Oversight Lead, City National Rochdale Funds, Select Strategies Fund and Strategic Credit Fund (2023-present). Secretary, City National Rochdale Funds, Select Strategies Fund and Strategic Credit Fund (2023-present). Director of Operations, BNY Mellon (1997-2023).

Matthew M. Maher SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Year of Birth: 1975	Assistant Secretary	Since 2019

Counsel, SEI Investments Company (2018-present). Assistant Secretary, City National Rochdale Funds, Select Strategies Fund, and Strategic Credit Fund (2019-present). Attorney, Blank Rome LLP (2015-2018). Assistant Counsel and Vice President, Bank of New York Mellon (2013-2014). Attorney, Dilworth Paxson LLP (2006-2013).

(1)	Each officer serves until removed by the Board or the principal executive officer of the Fund, or until such officer resigns.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 31

notice to shareholders (Unaudited)
January 31, 2026

For shareholders that do not have a January 31, 2026, taxable year end, this notice is for informational purposes only. For shareholders with a January 31, 2026, taxable year end, please consult your tax advisor as to the pertinence of this notice.

For Federal income tax purposes, for the fiscal year ended January 31, 2026, each Fund is designating the following items with regard to distributions paid during the period:

	(A) Long Term Capital Gain Distributions	(B) Ordinary Income Distributions	(C) Total Distributions	(D) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(E) Qualifying Dividend Income (2)	(F) U.S. Government Interest(3)	(G) Interest Related Dividends (4)	(H) Qualified Short-Term Capital Gain Dividends (5)
Select Strategies	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1)	“Dividends Received Deduction” represents dividends which qualify for the corporate dividends received deduction.
(2)	“Qualifying Dividend Income” represents qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount permitted by law.
(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	“Interest Related Dividends” represent qualifying interest that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.
(5)

“Short-Term Capital Gain Dividends” represent qualifying short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.

Items (A) (B) and (C) are based on the percentage of the Fund’s total distribution.

Items (D) and (E) are based on the percentage of “Ordinary Income Distributions.”

Item (F) is based on the percentage of gross income of the Fund.

Item (G) is based on the percentage of net investment income distributions.

Item (H) is based on the percentage of short-term capital gain distributions.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 32

disclosure of fund expenses (Unaudited)
January 31, 2026

All funds have operating expenses. As a shareholder of the Fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, class-specific distribution fees, acquired fund fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the Fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (August 1, 2025, through January 31, 2026).

The table below illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return. You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for the Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes – NOT the Fund’s actual return – the account values shown do not apply to your specific investment.

	Beginning Account Value 8/1/2025	Ending Account Value 1/31/2026	Annualized Expense Ratio	Expenses Paid During Period*
Select Strategies Fund
Actual Fund Return
Class 1	$ 1,000.00	$ 1,094,40	0.99%	$ 5.23

Hypothetical 5% Return
Class 1	$ 1,000.00	$ 1,020.21	0.99%	$ 5.04

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 35

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CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 36

THANK YOU

for your investment with the City National Rochdale Select Strategies Fund. We value the trust you have placed in us to help you achieve your financial goals.

For more information on the City National Rochdale Select Strategies Fund, including charges and expenses, please call 1-888-889-0799 or go to citynationalrochdalefunds.com for a free prospectus. Read it carefully before you invest or send money.

RBC Rochdale

CNR-AR-002-0900

(b) Not applicable.

Item 2. Code of Ethics.

The City National Rochdale Select Strategies Fund (the “Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers (implicit or explicit) granted with respect to any provision of this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is James R. Wolford. Mr. Wolford is independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by Cohen & Company, LTD (“Cohen”) related to the Registrant.

Cohen billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $63,000 for 2026 and $63,000 for 2025.

Audit-Related Fees

(b)	There were no aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item.

Tax Fees

(c)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for those fiscal years are $8,000 for 2026 and $8,000 for 2025.

All Other Fees

(d)	There were no aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services to be provided to the Registrant by the principal accountant, including services provided to any entity affiliated with the Registrant.

(e)(2)	Percentage of fees that were approved by the audit committee were as follows:

	2026	2025
Audit-Related Fees	100%	100%
Tax Fees	100%	100%
All Other Fees	N/A	N/A

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by Cohen for services rendered to the Registrant, RBC Rochdale, LLC (the “Adviser”), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant for the last two fiscal years were $0.

(h)	Not applicable.

(i)	Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)	Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee, which is composed of the Registrant's Independent Trustees, Daniel A. Hanwacker (Chair), Jon C. Hunt, Julie C. Miller, Jay C. Nadel, Shelley Y. Simms and James R. Wolford.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end management investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end management investment companies.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end management investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end management investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The Statement Regarding Basis for Approval of Investment Advisory Contract is included as part of the Report to Shareholders filed under Item 1 of this form, if applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has a fiduciary duty to act in the best long-term interest of the Fund’s shareholders. The Board is required to retain an adviser to manage the portfolio. The federal securities laws do not specifically address how an adviser must exercise its proxy voting authority for clients.

Under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), however, an adviser is a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. Rule 206(4)-6 of the Advisers Act requires that an adviser that exercises voting authority to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients and does not subrogate the client’s interests to its own.

It is possible that in voting proxies, a number of conflicts may arise. While it is not possible to anticipate all instances of potential conflict, the standard is clear. An overriding goal of these policies and procedures is to reasonably ensure that material conflicts are addressed in a timely manner.

POLICY

Voting of Fund Portfolio Securities. The Board of Trustees (the “Board”) has adopted policies and procedures with respect to voting proxies relating to portfolio securities held by the Fund, pursuant to which the Board has delegated the responsibility for voting such proxies to the Adviser as a part of the Adviser’s general management of the Fund, subject to the Board’s continuing oversight. Please refer to the Adviser’s Proxy Voting Policy for additional information.

The Adviser may, but is not required to, further delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to one or more of the sub-advisers retained to provide investment advisory services to the Fund, if any (each a “Sub-Adviser”).

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds may be revoked by the Board, in whole or in part, at any time.

The Adviser or Sub-Adviser to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interests of the Fund and its shareholders. The Adviser will primarily vote proxies in conformity with the recommendations of a disinterested third party. The Adviser has adopted the proxy voting guidelines of Glass Lewis & Co. (“Glass Lewis”), a third-party service provider that provides recommendations for proxy votes based on its guidelines, with no input from the Adviser. If Glass Lewis has not provided a recommendation with respect to a proxy vote, the Adviser will abstain with respect to that proposal. If Glass Lewis has not provided a recommendation with respect to a proxy vote and there is no option to abstain, the Adviser must determine, in consultation with Fund counsel when necessary, what actions to take (if any) with respect to such proxy. The Adviser has engaged Broadridge Financial Solutions, Inc. (“Broadridge”), a third-party service provider, to vote proxies with respect to equity securities held by the Fund, on behalf of the Adviser, through Broadridge’s ProxyEdge electronic voting solution and in accordance with Glass Lewis’ guidelines.

The Adviser’s Proxy Voting Committee is responsible for the implementation and monitoring of the Adviser’s proxy voting policy and disclosures.

The Adviser reserves the right to withdraw any proxy from ProxyEdge and vote the proxy itself if the Proxy Voting Committee determines that (i) no material conflict of interest exists, and (ii) doing so would be in the best interests of the applicable Fund(s). The Proxy Voting Committee will determine how to vote such a proxy, and written records memorializing the determination to withdraw a proxy from ProxyEdge and the basis for the Adviser’s voting decision will be maintained by the Proxy Voting Committee.

The Fund may from time to time invest in other investment companies (each, an “Acquired Fund”), including Cash Sweep Funds, in reliance on an exemption in Section 12(d)(1)(F) of the ICA. Such investments are subject to conditions in Section 12(d)(1)(F) and to the Fund’s Policy and Procedures for Section 12(d)(1). To the extent that the Fund relies on Section 12(d)(1)(F), the Fund will vote the shares held by it in the Acquired Fund in the same proportion as the vote of all other shareholders of the Acquired Fund.

The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on SEC Form N-PX not later than August 31 of each year. Form N-PX must be signed by the Fund, and on behalf of the Fund, by the Fund’s principal executive officer. The Adviser has engaged Broadridge to complete and transmit the Form N-PX filings to the SEC via its EDGAR database.

The Funds are required to include in its Annual and Semi-Annual Reports to shareholders a brief statement, in plain English, that certain additional Fund information, including proxy voting information, is available on the Funds’ website.

Fund proxy voting information will be delivered within 3 business days of receipt of a request by a shareholder. The Adviser will, if not inconvenient for the shareholder, deliver this information to the shareholder through electronic means. If a shareholder prefers a hard copy, the Adviser will send the Fund proxy voting information by first-class mail, within 3 business days of receipt of a request by a shareholder.

The Funds shall include in their Form N-2 registration statement:

·       A description of this policy and of the policies and procedures used by the Adviser (if it has retained the authority to vote proxies on behalf of any Fund), and by each Sub-Adviser with authority to vote proxies on behalf of any Fund that receives proxies relating to its portfolio holdings to determine how to vote proxies relating to portfolio securities; and

·       A statement of information regarding how the Fund(s) voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available, upon request, without charge, and also on the Fund’s website, citynationalrochdalefunds.com.

Voting of Fund Shares Held in Managed Accounts. For managed accounts over which the Adviser has proxy voting authority and which hold Fund shares, the Adviser has delegated authority for voting Fund proxies to Glass Lewis. The Adviser will not reassume proxy voting authority with respect to any Fund shares or otherwise direct the vote of those shares.

ROLES AND RESPONSIBILITIES

The Adviser has the responsibility for voting proxies relating to portfolio securities held by the Fund, as part of the Adviser’s general management of the Fund, subject to the Board’s continuing oversight. If the responsibility for voting proxies is delegated to a Sub-Adviser, then the Sub-Adviser shall assume the proxy voting duty.

The Proxy Voting Committee is responsible for ensuring that periodic testing is in place to confirm compliance with this policy. The Proxy Voting Committee will review, at least annually, a sample of Glass Lewis’ voting records to verify that proxy votes were cast in accordance with the Adviser’s guidelines. Using these results and other information provided by the Adviser, the Adviser presents a report to the Board on an annual basis regarding the effectiveness of the proxy voting procedure.

It shall be the responsibility of the Adviser to ensure that the Fund is in compliance with this policy. If the Fund is relying on an exception, the Fund Administrator is responsible for (i) confirming that the applicable exception is available and (ii) for so long as the Fund invests in excess of the Section 12(d)(1) Limits in reliance on the exception, monitor that the applicable conditions are satisfied.

The Adviser is responsible for monitoring the percentage ownership of a Fund's investment in the voting securities of an unregistered Cash Sweep Fund.

The Fund Administrator shall also be responsible for including in a Fund's registration statement the information required to be provided in the Prospectus fee table related to the expenses associated with the Fund's investments in other investment companies.

The Board has the responsibility to oversee the Adviser’s voting of proxies.

City National Rochdale Funds Board Reporting

a.       At least annually, the Adviser and any Sub-Adviser with authority to vote proxies on behalf of the Fund for which the Adviser has oversight shall present to the Fund’s Board its policies, procedures and guidelines for voting proxies. In lieu of such an annual report, the Adviser and each Sub-Adviser may indicate that it has made no material changes to any of these documents. The Adviser and each Sub-Adviser shall notify the Trustees promptly of material changes to any of these documents.

b.       At least annually, the Adviser and each Sub-Adviser shall provide to the Board a summary record of all proxies voted with respect to portfolio securities of such Fund during the year, which summary may be a statistical report that details the categories and quantities of items voted, but does not identify each issuer. With respect to those proxies that the Adviser or a Sub-Adviser has identified as involving a conflict of interest, the Adviser or the Sub-Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

If Sub-Advisers are responsible for voting proxies, then the CCO, or his or her designee, will confirm with each Sub-Adviser that all proxies for each quarter-end have been voted in accordance with the Sub-Adviser’s policies, procedures and guidelines.

Glass Lewis Proxy Policy

Except for conflicts, and as also may be noted in the Adviser’s proxy policies, the Adviser has adopted the Glass Lewis Policy Guidelines (the “Guidelines”), which have been incorporated into the Adviser’s proxy policies. The Guidelines are designed to maximize returns for investment managers by voting in a manner consistent with such managers’ active investment decision-making. The Guidelines, as updated from time to time, can be found at GlassLewis.com, or copy and paste the following link into your browser: https://resources.glasslewis.com/hubfs/2025%20Guidelines/2025%20US%20Benchmark%20Policy%20Guidelines.pdf

City National Rochdale Oversight

a.	Glass Lewis’ Voting Guidelines will be reviewed by the Proxy Voting Committee annually.

Recordkeeping – The following items will be maintained in accordance with the five year retention requirement as follows:

a.	Proxy voting procedures and policies, and all amendments, will be maintained by the Adviser’s Chief Compliance Officer;

b.	Broadridge will maintain a record of each vote cast on behalf of the securities held by the client (Fund). The Adviser has obtained an undertaking from Broadridge to provide such information promptly upon request.

c.	A record of all client requests for proxy voting information and the subsequent responses will be maintained by the Adviser.

d.	Records memorializing the determination to withdraw a vote from Glass Lewis and the basis for the Adviser’s voting decision will be maintained by the Proxy Voting Committee a copy of which will be provided to the Adviser’s Chief Compliance Officer.

Proxy Voting Disclosure

For purposes of the Trust’s registration statement disclosure on Form N-2, the Adviser and each Sub-Adviser (if applicable) shall provide the Trust with a description of its policies and procedures to determine how to vote proxies relating to portfolio securities for which it has authority to vote proxies on behalf of the Fund.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Fund Management

Thomas H. Ehrlein (the “Portfolio Manager”) is primarily responsible for the day-to-day management of the Fund’s portfolio.

Thomas H. Ehrlein is the Director of Investment Solutions at the Adviser. Mr. Ehrlein joined RBC Rochdale (formerly City National Rochdale and Rochdale Investment Management) in 2005. He is responsible for Manager Research and Product Development of Investment Strategies. Mr. Ehrlein’s day to day responsibilities involve Portfolio Management responsibilities on several City National Rochdale Funds. In addition, he leads all Alternative Investment Due Diligence, including Private Equity and Private Debt. Mr. Ehrlein’s work is an essential part of asset allocation and investment decisions at the Adviser. He is a voting member of the RBC Rochdale Investment Strategy Committee. Prior to 2005, Mr. Ehrlein was a Senior Consultant in the Investment Management division of FactSet Research Systems, Inc., where he performed financial market and portfolio management research and quantitative analysis for institutional money management firms, and a middle market lending credit analyst at ABN-Amro, North America. Mr. Ehrlein earned his BS in Finance from the University of Scranton and his MBA in Finance from Hofstra University.

(a)(2) Other Accounts Managed by Portfolio Managers

The table below indicates, for the portfolio manager of the Fund, information about the accounts other than the Fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of January 31, 2026.

Portfolio Manager	Type of Accounts	Number of Accounts Managed	Total Assets Managed (millions) ($)	Number of Accounts Managed for which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based (millions) ($)
Thomas H. Ehrlein	Registered investment companies	3	2,118.01	0	0
	Other pooled investment vehicles	0	0	0	0
	Other accounts	0	0	0	0

Portfolio managers who have day-to-day management responsibilities with respect to the Fund and one or more other accounts may be presented with several potential or actual conflicts of interest.

The management of the Fund and other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and other account(s). In approving the Advisory Agreement, the Board of Trustees was satisfied that the portfolio manager would be able to devote sufficient attention to the management of the Fund, and that the Adviser seeks to manage such competing interests for the time and attention of the portfolio manager.

The appearance of a conflict of interest may also arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one or more, but not to all, accounts with respect to which a portfolio manager has day-to-day management responsibilities. For example, an investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which the Adviser could share in investment gains.

Each of the Fund and the Adviser has adopted certain compliance policies and procedures designed to address the conflicts described above, including policies and procedures designed to ensure that investment opportunities are allocated equitably among different customer accounts and that no one client is favored over another. In addition, management of the Adviser meets periodically to identify and evaluate potential conflicts of interest. However, there is no guarantee that such policies and procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

The Adviser is a wholly-owned subsidiary of City National Bank (“CNB”). CNB compensates the Adviser’s employees, including the Fund’s portfolio manager, with base cash salaries, discretionary annual cash bonuses, and discretionary awards of Royal Bank of Canada common stock (subject to colleague eligibility), based on the investment professional’s assigned portfolios’ investment performance, his/her contribution to investment strategy and research, client retention, teamwork, and overall participation in CNB’s investment division’s activities. Investment professionals are also eligible to participate in a corporate profit sharing program, which is a qualified defined contribution retirement plan available to all CNB employees who are entitled to receive paid vacation. An eligible employee may defer a portion of his or her pay into the plan, a portion of which is matched by CNB. In addition, CNB may make discretionary contributions (“employer contributions”) each year equal to a portion of its consolidated net profits, subject to an overall maximum percentage of compensation. Employer contributions vest over a period of five years of service with CNB. In addition, CNB or the Adviser’s employees who devote substantially all of their time to the Adviser may be selected on a discretionary basis for participation in the City National Long-Term Performance Incentive Plan, which provides a non-qualified compensation deferral opportunity and an employer discretionary contribution in the form of cash or an award of Royal Bank of Canada common stock, which vests over a period of three years of service with the Adviser.

(a)(4) Fund Share Ownership by Portfolio Managers

The Fund’s portfolio manager did not own any shares of the Fund as of January 31, 2026.

Item 14. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant or any “affiliated purchaser” during the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 16. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable; no securities lending activities to disclose.

Items 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics is attached hereto.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached hereto.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Officer certifications as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	City National Rochdale Select Strategies Fund

By (Signature and Title)	/s/ Gregg Giaquinto
Gregg Giaquinto,
Principal Executive Officer

Date: April 7, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gregg Giaquinto
Gregg Giaquinto,
Principal Executive Officer

Date: April 7, 2026

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Principal Financial Officer

Date: April 7, 2026